SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549




                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of
                  the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)   December 13, 1995

                       HORMEL FOODS CORPORATION
        (Exact name of registrant as specified in its charter)

                                DELAWARE
            (State or other jurisdiction of incorporation)



         1-2402                               41-0319970
(Commission File Number)          (IRS Employer Identification Number)



1 Hormel Place,   Austin, Minnesota                 55912
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (507) 437-5737



Pages: This report contains three (3) pages numbered sequentially from this cover page.












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Item 5.  OTHER MATERIALLY IMPORTANT EVENTS



December 13, 1995


The company today announced the retirement of Richard L. Knowlton from the Hormel Foods Corporation Board of Directors. Mr. Knowlton, currently serving as chairman of the board, was elected a director in 1974 while serving as vice president of operations. Company President Joel W. Johnson, who succeeded Mr. Knowlton as chief executive officer in September 1993, has been elected to the additional position of chairman of the board.








































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                         SIGNATURES



Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                               HORMEL FOODS CORPORATION
                                    (Registrant)




                              By
                                D. J. HODAPP
                                Executive Vice President
                                and Chief Financial Officer




                              By
                                R. J. THATCHER
                                Vice President and
                                Treasurer











Dated: December 13, 1995












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